LEASE


     THIS LEASE is made as of June 19, 1996, by and between R. Neil Hamlin, an individual ("Landlord") and Garment Graphics, Inc., a Minnesota corporation ("Tenant").

     In consideration of the mutual covenants and agreements herein contained, Landlord and Tenant hereby covenant and agree as follows:



1. Certain Defined Terms. The following terms shall have the following meanings for all purposes of this Lease:


     A. "Base Annual Rental" means $368,400.00 ($3.41 per square foot) for Lease Years 1 through 5 and $394,188.00 ($3.65 per square foot) for Lease Years 6, 7, 8 and the balance of the Lease Term.

     B. "Base Monthly Rental" or "Monthly Rental" means an amount equal to 1/12 of the applicable Base Annual Rental.

     C. "Lease Term" shall have the meaning set forth in Section 3 of this Lease.

     D. "Lease Year" means the 12-month period commencing on December 1, 1996 and each successive 12-month period thereafter.

     E. "Premises" means the parcel or parcels of real estate located at 9445 East River Road, Coon Rapids, Minnesota, legally described in Exhibit A attached hereto, all rights, privileges and appurtenances associated therewith, and the building containing 97,740 square feet, all fixtures and other improvements now or hereafter located thereon (whether or not affixed to such real estate), commonly known as the 610 Business Center.

2. Demise of Premises. In consideration of the rentals and other sums to be paid by Tenant and of the other terms, covenants and conditions on Tenant's part to be kept and performed, Landlord hereby leases to Tenant, and Tenant hereby takes and hires, the Premises.

3. Lease Term. The Lease Term shall be 8 years 6 months, commencing on December 1, 1996 ("Commencement Date") and expiring on May 31, 2005, unless terminated sooner as provided in this Lease and as may be extended as set forth in Section 22 below. The time period during which this Lease shall actually be in effect is referred to herein as the "Lease Term."

4.   Rental and Other Payments.

     A. If the Commencement Date is a date other than the first day of the month, Tenant shall pay Landlord on the Commencement Date the Base Monthly Rental prorated on the basis of the ratio that the number of days from the Commencement Date through the last day in the month containing the Commencement Date bears to the number of days in such month. Thereafter, on or before the first day of each succeeding calendar month, Tenant shall pay Landlord in advance the Base Monthly Rental.

     B. For any partial Lease Year between the commencement of the Lease Term and the beginning of the next Lease Year and the beginning of the last Lease Year and the end of the Lease Term, calculation of the Base Annual Rental shall be prorated on the basis of the ratio of the number of days in such partial Lease Year to 365.

     C. All sums of money required to be paid by Tenant under this Lease which are not specifically referred to as rent ("Additional Rental") shall be considered rent although not specifically designated as such. Landlord shall have the same remedies for nonpayment of Additional Rental as those provided herein for the nonpayment of Base Annual Rental.

5.   Taxes and Assessments.

     A. Tenant shall pay, prior to the due date thereof, all taxes and assessments assessed against or imposed upon the Premises that are due and payable during the Lease Term.

     B. All taxing authorities shall be instructed to send all tax and assessment invoices to Landlord. After recording the information on such invoices, Landlord shall forward such invoices to Tenant for payment. Within 30 days after each tax and assessment payment is required by this Section to be paid, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that such payment was made in a timely fashion. Tenant may in good faith seek a refund, rebate or abatement of any tax levied in connection with the Premises for taxes payable during the Lease Term.

6. Utilities. Tenant shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease term.

7.   Insurance.

     A. Throughout the Lease Term, Landlord shall maintain, or cause to be maintained, at its own expense, (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), "all risk" or "special cause of loss" property insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a location designated by the Secretary of Housing and Urban Development as a flood hazard area), boiler explosion (if there is any boiler upon the Premises), sprinkler damage (if the Premises have a sprinkler system), insuring the Premises and all improvements thereon for not less than 100% of their full insurable replacement cost.

     B. Throughout the Lease Term, Tenant shall maintain, or cause to be maintained, at its own expense, (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), comprehensive general liability and property damage insurance, including a products liability clause, covering Landlord and Tenant against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Tenant's obligations of indemnity under this Lease to the extent insurable, and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of either Tenant or Landlord because of the negligence or other acts of the other.

     C.   All insurance policies shall:

          i. Provide for a waiver of subrogation by the insurer as to claims against Landlord, its employees and agents;

          ii. Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least 30 days' prior written notice to Landlord and to any lender covered by any standard mortgage clause endorsement;

          iii. Be issued by insurance companies licensed to do business in the state in which the Premises is located.

8. Payment of Rental and Other Sums. Any delinquent payment (that is, any payment not made within five (5) calendar days after the date when due) shall, in addition to any other remedy of Landlord, incur a late charge of three percent (3%) of the payment amount (which late charge is intended to compensate Landlord for the cost of handling and processing such delinquent payment and should not be considered interest) and bear interest at the rate of 12% per annum, which interest rate shall accrue from the date 10 days after such payment was due, but in no event shall Tenant be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect ("Default Rate").

9.   Use.

     A.   Tenant shall use the Premises for office/warehouse purposes.

     B. Tenant shall not, by itself or through any assignment, sublease or other type of transfer, convert the Premises to an alternative use during the Lease Term without Landlord's consent, which consent shall not be unreasonably withheld.

10.  Compliance with Laws, Restrictions, Covenants and Encumbrances.

     A. Tenant's use and occupation of the Premises, and the condition thereof, shall, at Tenant's sole cost and expense, comply fully with all applicable statutes, regulations, rules, ordinances, codes, licenses and permits relating to Tenant's specific use of the Premises.

     B. Tenant will not permit any act or condition to exist on or about the Premises which will increase any insurance rate thereon, except when such acts are required in the normal course of its business and Tenant shall pay for such increase.

11. Condition of Premises; Maintenance. Tenant has inspected, or had the opportunity to inspect, the Premises and hereby accepts the Premises in the condition existing as of the Commencement Date, subject to latent defects. The improvements now or hereafter located on the Premises shall be kept in the condition existing as of the Commencement Date, subject to reasonable wear and tear and casualty damage.

12.  Alterations.

     A. Tenant shall not commit actual or constructive waste upon the Premises. Tenant shall not alter the exterior, structural, plumbing or electrical elements of the improvements now or hereafter located on the Premises in any manner without the consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, Tenant may undertake nonstructural alterations to the Premises costing less than $15,000.00 without Landlord's consent.

     B. Any addition to or alteration of the Premises shall be the property of Tenant; provided that such addition to or alteration of the Premises shall remain on the Premises and become the property of Landlord upon the expiration or earlier termination of the Lease Term.

13. Indemnification. Except for the negligence or willful misconduct of Landlord, Tenant shall indemnify, protect, defend and hold harmless Landlord and Landlord's directors, officers, agents, lenders, attorneys and employees from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including Landlord's reasonable attorneys fees, caused by, incurred or resulting from its operations in the Premises or from any breach of, default under or failure to perform any term or provision of this agreement by Tenant, its officers, employees, agents or other persons.

14. Quiet Enjoyment. So long as Tenant shall pay the rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Tenant shall have, subject and subordinate to Landlord's rights herein, the right to the peaceful and quiet occupancy of the Premises as against all persons claiming by, through or under Landlord.

15.  Condemnation or Damage.

     A. In case of taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Landlord, Tenant and those authorized to exercise such right ("Taking"), Tenant will promptly give written notice thereof to Landlord, generally describing the nature and extent of such taking and including copies of any documents or notices received in connection therewith.

     B. In case of a Taking of the whole of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all rentals, sums of money and other charges provided to be paid by Tenant shall be apportioned and paid to the date of such Total Taking. A Total Taking shall include a taking of a portion of the Premises if, in the reasonable determination of Landlord, the reminder of the Premises is not useable and cannot be made useable for the purposes provided herein. Landlord shall be entitled to receive the entire award or payment in connection with any taking of the Premises without deduction for any estate vested in Tenant by this Lease. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment. Tenant shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of Tenant's trade fixtures and personal property, the interruption of its business, moving expenses and any other award granted separately to Tenant.

     C. In the event of a Taking of less than all of the Premises, and such Taking is not reasonably determined by Landlord to be a Total Taking ("Partial Taking") or of damage or destruction to all or any part of the Premises, all awards, insurance proceeds, compensation or damages shall be paid to Landlord, and Landlord shall have the option to (i) terminate this Lease by notifying Tenant within 60 days after Tenant gives Landlord notice of such damage or destruction or that title has vested in the taking authority or (ii) continue this Lease in effect, which election shall be evidenced by a notice from Landlord to Tenant within such 60-day period. Tenant shall have a period of 60 days after Landlord's notice that it has elected to terminate this Lease during which to elect to continue this Lease on the terms herein provided. If Tenant does not elect to continue this Lease or shall fail during such 60-day period to notify Landlord of Tenant's intent to continue this Lease, then this Lease shall terminate as of the last day of the month during which such 60-day period expired. Tenant shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination. If Landlord elects not to terminate this Lease, or if Landlord elects to terminate this Lease but Tenant elects to continue this Lease, then this Lease shall continue in full force and effect on the following terms: (i) all Base Annual Rental, Additional Rental and other sums and obligations due under this Lease shall proportionately abate until the Premises are restored; and (ii) Landlord shall promptly commence and diligently prosecute restoration of the Premises (but not including any additions or alterations made by Tenant) to substantially the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction.

     D. Notwithstanding the foregoing, in the event of a Partial Taking or damage or destruction to all or any part of the Premises, Tenant shall have the right to terminate this Lease if the Premises cannot reasonably be restored to a condition reasonably necessary for the continuation of Tenant's business in the Premises within 60 days after the date possession shall be taken pursuant to such Partial Taking or the date of such damage or destruction of the Premises. Tenant shall exercise such termination right in writing to Landlord within 60 days after the date of such damage or destruction or the date title has vested in the taking authority and the term of this Lease shall automatically expire as of the date such damage to or destruction of the Premises or the date possession shall be taken pursuant to such Partial Taking.

16. Inspection. Landlord and its authorized representatives shall have the right, upon giving reasonable notice, to enter the Premises or any part thereof and inspect the same and make photographic or other evidence concerning Tenant's compliance with the terms of this Lease. Landlord shall exercise such rights in a manner that does not interfere with the conduct of Tenant's business operations.

17. Right of First Refusal. If Landlord receives a bona fide offer to purchase the Premises, which offer Landlord shall be ready and willing to accept, then Tenant shall have the right to purchase the Premises at the same price and upon the same terms and conditions as shall be offered by the prospective buyer. Landlord shall provide Tenant with written notice of the purchase price and all material terms and conditions of such offer by such prospective buyer. Tenant shall have a period of 10 business days after receipt of such notice from Seller in which to elect to purchase the Premises at the same purchase price and on the same terms and conditions as offered by such prospective buyer. Tenant must exercise such right by delivering to Landlord written notice of such election within the 10 business day period. If Tenant fails to provide such notice within the 10 business day period, then Landlord shall have the right to sell the Premises to a third party; provided, however, that if Landlord fails to execute a purchase agreement with a third party for the Premises within 90 days after first providing Tenant with the bona fide offer to sell the Premises, then Landlord shall again be obligated to comply with the terms of this provision prior to selling the Premises to a third party. Tenant's rights under this Lease, except for the right of first refusal described in this Section 17, will remain in full force and effect if the Premises are sold to a third party.

18.  Default, Remedies and Measure of Damages.

     A. Each of the following shall be deemed a material breach of this Lease and a default by Tenant:

          i. If any rent or other monetary sum due hereunder is not paid within ten (10) days of written notice from Landlord to Tenant; or

          ii. If Tenant becomes insolvent within the meaning of the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended (the "Code"), files or notifies Landlord that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, hereinafter, an "Action"), becomes the subject of either a petition under the Code or an Action; or

          iii. If Tenant fails to observe or perform any of the covenants, conditions, or obligations of this Lease and such failure is not cured within thirty (30) days of written notice from Landlord to Tenant or if such failure cannot reasonably be cured within such 30-day period, as determined by Landlord in its reasonable discretion, and Tenant is diligently pursuing a cure of such breach or default, then Tenant shall have a reasonable period to cure such breach or default.

     B. As a material inducement to Landlord executing this Lease, in the event of any breach or default, and with or without any notice or demand, except the notice prior to default required under certain circumstances by the provisions of this Section or such other notice as may be required by statute and cannot be waived by Tenant (all other notices being hereby waived), Landlord shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at law or in equity, including without limitation any one or more of the following:

          i. To terminate this Lease, whereupon Tenant's right to possession of the Premises shall cease and this Lease, except as to Tenant's liability, shall be terminated;

          ii. To reenter and take possession of the Premises and to expel Tenant and those claiming under or through Tenant, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. If Tenant shall, after default, voluntarily give up possession of the Premises to Landlord, deliver to Landlord or its agents the keys to the Premises, or both, such actions shall be deemed to be in compliance with Landlord's rights and the acceptance thereof by Landlord or its agents shall not be deemed to constitute a termination of this Lease. Landlord reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant written notice thereof, in which event this Lease will terminate as specified in said notice;

          iii. To bring an action against Tenant for any damages sustained by Landlord or any equitable relief available to Landlord;

          iv. To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original term of this Lease), at such rentals and upon such other terms as Landlord, in its reasonable discretion, may determine, with all proceeds received from such reletting being applied to the rental and other sums due from Tenant in such order as Landlord, may, in its reasonable discretion, determine, which other sums include all repossession costs, brokerage commissions, attorneys' fees and expenses, employee expenses, and repair costs. Landlord shall use reasonable efforts to relet the Premises for the account of Tenant.

          v. To accelerate and recover from Tenant the present value of the excess of all rent and other monetary sums due and owing and scheduled to become due and owing under the Lease both before and after the date of such breach over the fair market rental value of the Premises, for the balance of the Lease Term;

          vi. To immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Tenant held by Landlord under this Lease against any sum owing by Tenant hereunder; and/or

          vii. To enforce, and Tenant does hereby consent to such enforcement, notwithstanding any laws to the contrary, all of Landlord's self-help remedies available at law or in equity without Landlord resorting to any legal or judicial process, procedure or action.

19.  Subordination, Nondisturbance and Attornment.

     A. Landlord's interest in this Lease and/or the Premises shall not be subordinate to any encumbrances placed upon the Premises by or resulting from any act of Tenant, and nothing herein contained shall be construed to require such subordination by Landlord. Tenant shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Tenant; provided, however, that Tenant shall have the right to contest any such liens upon delivery of reasonable security to Landlord.

     B. Unless Landlord elects otherwise, this Lease at all times shall automatically be subordinate to the lien of any and all ground leases, mortgages and trust deeds now or hereafter placed upon the Premises by Landlord, and Tenant covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any or all such ground leases, mortgages or trust deeds as shall be desired by Landlord, or any present or proposed mortgagees or trustees under trust deeds, upon the condition that Tenant shall have the right to remain in possession of the Premises under the terms of this Lease, and shall have all other rights granted to Tenant under this Lease, notwithstanding any default in any or all such mortgages or trust deeds, or after foreclosure thereof, so long as Tenant is not in default under any of the covenants, conditions and agreements contained in this Lease.

     C. If any mortgagee or trustee elects to have this Lease and the interest of Tenant hereunder be superior to any such interest or right and evidences such election by notice given to Tenant, then this Lease and the interest of Tenant hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

20. Estoppel Certificate. At any time, and from time to time, Tenant agrees, promptly and in no event later than 10 days after a request from Landlord, to execute, acknowledge and deliver to Landlord or any present or proposed mortgagee or purchaser designated by Landlord a certificate in the form supplied by Landlord, certifying: (i) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises, and specifying the reasons therefor); (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall specify the reasons therefor; (iii) the commencement and expiration dates of the Lease Term and the terms of any extension options of Tenant; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Landlord in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that no notice has been received by Tenant of any default under this Lease which has not been cured, except as to defaults specified in the certificate; and (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant.

21.  Assignment.

     A. Landlord shall have the right to sell or convey the Premises subject to this Lease or to assign its right, title and interest as Landlord under this Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Tenant shall attorn to such purchaser or assignee and, provided that the such purchaser or assignee shall assume Landlord's obligations hereunder, Landlord shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Landlord contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

     B. Tenant shall not, without the consent of Landlord, which consent shall not be unreasonably withheld, (i) assign, transfer, convey, pledge, mortgage or grant a deed of trust on this Lease or any interest therein, whether by operation of law or otherwise, except as expressly provided by other provisions of this Lease; or (ii) sublet all or any part of the Premises. No such assignment or subletting shall relieve Tenant of its obligations respecting this Lease. Any purported transfer, conveyance, pledge, mortgage or deed of trust in violation of this paragraph shall be voidable at the sole option of Landlord.

     C. Notwithstanding the foregoing, Tenant shall have the right, with notice to Landlord but without obtaining Landlord's consent, to assign or sublet the Premises or any portion thereof to any entity controlled by, controlling or under common control with Tenant, or to any entity that acquires all or substantially all of Tenant's assets or stock.

22.  Option To Extend.

     A. Tenant, provided it is not in default hereunder at the time of exercise or at the expiration of the Lease Term, shall have the option to continue this Lease in effect for one (1) additional period of 5 years in accordance with its original terms and provisions, except that the Base Annual Rent shall equal the annual fair market rental value of the Premises (to be determined as set forth below).

     B. Tenant shall exercise such extension option by giving notice to Landlord of Tenant's intention to do so not more than 270 days or less than 150 days prior to the expiration of the Lease Term. The parties shall negotiate in good faith to determine the annual fair market rental value of the Premises. If the parties are unable to agree on the annual fair market rental value of the Premises within 30 days after Landlord's receipt of Tenant's notice to extend, then Landlord shall cause an appraisal of the fair market rental value of the Premises to be made by an independent MAI appraiser. If within 20 days after being notified of the result of such appraisal Tenant elects to reject that appraisal, then Landlord shall nominate to Tenant a list of not less than 3 independent MAI appraisers who are experienced with appraising property similar to the Premises, and Tenant shall select one such appraiser. All appraisal fees shall be divided equally between the parties. Within 60 days of such selection, an appraisal shall be made of the Premises by that appraiser and within 20 days after the results of that appraisal shall have been delivered to Tenant, Tenant shall notify Landlord of Tenant's election to exercise its option to extend this Lease and shall pay the rental so established above. If such notice of exercise is not received by Landlord within the 20-day period, then this Lease shall terminate on the last day of the Lease Term.

23. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (A) hand delivery, (B) facsimile, (C) express overnight delivery service or (D) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (A) receipt, if hand delivered, (B) transmission, if delivered by facsimile,
     (C) the next business day, if delivered by express overnight delivery service, or (D) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties at the addresses (or facsimile numbers, as applicable) specified below:

     A.       If to Tenant:             Garment Graphics, Inc.
                                        2260 Woodale Drive
                                        Mounds View, MN
                                        Attn:  President
                                        Telephone:        (612) 783-6749
                                        Facsimile:        (612) 786-5775

     B.       If to Landlord            R. Neil Hamlin
                                        2065 Long Lake Road
                                        New Brighton, MN 55112-5166
                                        Telephone: (612) 631-0980
                                        Facsimile: (612) 631-0980

     or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

24. Holding Over. If Tenant remains in possession of the Premises after the expiration of the term hereof, Tenant, at Landlord's option and within Landlord's sole discretion, may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums in the amounts herein provided, except that the Base Monthly Rental shall be automatically 125% of the Base Monthly Rental, and to comply with all the terms of this Lease; provided that nothing herein nor the acceptance of rent by Landlord shall be deemed a consent to such holding over.

25. Removal of Tenant's Property. At the expiration of the Lease Term, Tenant may remove from the Premises all personal property, tenant fixtures and equipment belonging to Tenant (but not including any improvements, which shall become the property of the Landlord at the expiration of the Lease Term and shall be surrendered by Tenant to Landlord.) Tenant shall repair any damage caused by such removal and shall leave the Premises broom clean and in good and working condition and repair inside and out, except for reasonable wear and tear and casualty damage. Any property of Tenant left on the Premises on the tenth day following the expiration of the Lease Term shall automatically and immediately become the property of Landlord, without relieving Tenant of its obligation hereunder to remove the same at the option of Landlord.

26. Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, act of God, enemy or hostile governmental action, civil commotion, fire or other casualty beyond the control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to rental and other monies to be paid by Tenant pursuant to this Lease.

27. Time Is of the Essence. Time is of the essence with respect to each and every provision of this Lease in which time is a factor.

28. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Landlord of an amount less than the monthly rent and other payments stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such rent or other payments then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Landlord's right to collect any unpaid amounts or an accord and satisfaction.

29. Successors Bound. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

30. No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not result in a merger of Landlord's and Tenant's estates, and shall, at the option of Landlord, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

31.  Captions.  Captions  are used  throughout  this  Lease for  convenience  or
     reference   only  and  shall  not  be  considered  in  any  manner  in  the construction or interpretation hereof.

32. Severability. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

33. Arbitration. All claims, disputes and other matters or questions arising out of or relating to this Lease will be decided by arbitration in accordance with the commercial Arbitration Rules of the American Arbitration Association. The arbitrator will be an attorney or retired judge with substantial experience in real estate matters. The arbitrator shall provide for pre-hearing discovery by the parties. This Agreement to arbitrate will be specifically enforceable under the prevailing arbitration law. The award rendered by the arbitrator will be final and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

34. Attorneys' Fees. In the event of any arbitration proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

35. Entire Agreement. This Lease, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Without limiting the foregoing, Tenant specifically acknowledges that neither Landlord nor any agent, officer, employee or representative of Landlord has made any representation or warranty regarding the projected profitability of the business to be conducted on the Premises. Furthermore, Tenant acknowledges that Landlord did not prepare or assist in the preparation of any of the projected figures used by Tenant in analyzing the economic viability and feasibility of the business to be conducted by Tenant at the Premises.

36. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

37. No Brokerage. Landlord and Tenant represent and warrant to each other that they have had no conversation or negotiations with any broker concerning the leasing of the Premises. Each of Landlord and Tenant agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, costs, damages and expenses, including attorneys' fees, arising out of, resulting from or in connection with their breach of the foregoing warranty and representation.

     Landlord and Tenant have caused this Lease to be executed and delivered effective as of the date first above written.




                                   /s/ R. Neil Hamlin
                                   R. NEIL HAMLIN



                                   GARMENT GRAPHICS, INC.


                                   By  /s/ Barbara S. Remley
                                       Its  President






                                    EXHIBIT A

                                Legal Description


All that part of the Southeast Quarter (SE 1/4) of Section Twenty-Six (26), Township Thirty-One (31), Range Twenty-Four (24), Anoka County, Minnesota, lying Southwesterly of the Southwesterly right-of-way line of the Burlington Northern Railway; also lying Northeasterly of County-State Aid Highway No. 1, also known as the East River Road, formerly known as the "United States Military Road" or "Old Military Road"; also lying Southeasterly of the following described line:

Commencing at the  intersection  of the North line of said Southeast  Quarter of
Section 26 with the Southwesterly right-of-way line of the Burlington Northern Railway, said right-of-way line for purposes of this line description only being a line 65 feet Southwesterly from, and parallel to, the centerline of the Easterly of two sets of railroad tracks existing as of January 1986; thence Southeasterly along said right-of-way line a distance of 1383.26 feet to the point of beginning of the line to be described; thence deflecting to the right at an angle of 93 degrees 45 minutes 12 seconds a distance of 591.53 feet South 74 degrees 33 minutes 45 seconds West to a point of curvature; thence along a curve to the left, concave Southeasterly and having a radius of 150.00 feet and a central angle of 45 degrees 00 minutes 00 seconds, an arc distance of 117.81 feet; thence tangent to last described curve South 29 degrees 33 minutes 45 seconds West, a distance of 50.29 feet to a point of curvature; thence along a curve to the right, concave Northwesterly and having a radius of 70.00 feet and a central angle of 45 degrees 00 minutes 00 seconds, an arc distance of 54.98 feet; thence tangent to last described curve South 74 degrees 33 minutes 45 seconds West, a distance of 21.01 feet to above-mentioned County-State Aid Highway No. 1, and there terminating;

also lying Northwesterly of Lots 1 through 4, inclusive, Block 1, Foley Boulevard Addition; according to the plat thereof of record in said Anoka County; also lying Northwesterly of the following described line:

Commencing at the most Northerly corner of Lot 4, said Block 1, Foley Boulevard Addition; thence along the Northeasterly extension of the Northwesterly line of Lots 3 and 4, said Block 1, and along the Northwesterly line of a parcel conveyed to George Butts by deed recorded in Book 117, Page 580, said Southwesterly right-of-way line of the Burlington Northern Railway and there terminating;

being a portion of what is NOW KNOWN AS Lot 16, Auditor's Subdivision No. 57, 2nd Revision, Anoka County, Minnesota.

TOGETHER WITH a Driveway Easement created by Declaration of Reciprocal Driveway Easements recorded in the office of the Anoka County Recorders Document No. 793075

Known at 9445 East River Road, Coon Rapids, Minnesota.